UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2014 (October 3, 2014)

CHIQUITA BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-1550 (Commission File Number)	04-1923360 (IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (980) 636-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of shareholders on October 3, 2014. A total of 27,764,940 shares were represented in person or by proxy at the meeting and the Company’s shareholders took the following actions:

Proposal No. 5: Adjournment
Shareholders approved adjournment of the Chiquita special meeting on October 3, 2014 to October 24, 2014 at 9:00 A.M. local time at the Company’s offices at 550 South Caldwell Street, Charlotte, North Carolina based on the following votes:

Votes For	Votes Withheld	Abstain
21,157,917	6,495,118	111,905

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2014

CHIQUITA BRANDS INTERNATIONAL, INC.

By:	/s/ James E. Thompson
James E. Thompson
Executive Vice President,
General Counsel and Secretary